SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       December 15, 1998
                                                 -------------------------------


                            HERSHEY FOODS CORPORATION
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             (Exact name of registrant as specified in its charter)


     Delaware                        1-183             23-0691590
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(State or other jurisdiction       (Commission     (I.R.S. Employer
  of incorporation)                 File Number)    Identification No.)


     100 Crystal A Drive, Hershey, Pennsylvania                17033
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (717) 534-6799
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                      INFORMATION TO BE INCLUDED IN REPORT



Item 5.   Other Events
         --------------

The Corporation and New World Pasta announced on December 15, 1998 that they have signed a definitive agreement providing for the acquisition of Hershey's U.S. pasta business by New World. As a result of the transaction, Hershey will receive $450 million in cash and will retain a minority interest in the business. Closing is expected to occur by the end of January, 1999. A copy of the press release dated December 15, 1998 announcing the sale of the pasta business to New World is incorporated herein by reference and a copy is filed herewith as Exhibit 99.



                                    SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 29, 1998


                            HERSHEY FOODS CORPORATION



                              By /s/ William F. Christ
                                ------------------------
                                William F. Christ
                                Senior Vice President, Treasurer and
                                Chief Financial Officer






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                                 Exhibit Index
                                 -------------


Exhibit No.                         Description
-----------                         -----------


   99                      Press Release dated  December 15, 1998













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                             Exhibit Index - Page 3


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